Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of May 4, 2012, among COFFEYVILLE PIPELINE, INC., a Delaware corporation (“Pipeline”), COFFEYVILLE REFINING & MARKETING, INC., a Delaware corporation (“Refining Inc”), COFFEYVILLE NITROGEN FERTILIZERS, INC., a Delaware corporation (“Fertilizer Inc”), COFFEYVILLE CRUDE TRANSPORTATION, INC., a Delaware corporation (“Transportation”), COFFEYVILLE TERMINAL, INC., a Delaware corporation (“Terminal”), CL JV HOLDINGS, LLC, a Delaware limited liability company (“CL JV” and, together with Pipeline, Refining Inc, Fertilizer Inc, Transportation and Terminal, the “Holding Companies”), COFFEYVILLE RESOURCES, LLC, a Delaware limited liability company (the “Company”), COFFEYVILLE RESOURCES REFINING & MARKETING, LLC, a Delaware limited liability company (“Refining LLC”), COFFEYVILLE RESOURCES PIPELINE, LLC, a Delaware limited liability company (“Pipeline LLC”), COFFEYVILLE RESOURCES CRUDE TRANSPORTATION, LLC, a Delaware limited liability company (“Transportation LLC”), COFFEYVILLE RESOURCES TERMINAL, LLC, a Delaware limited liability company (“Terminal LLC”), GARY-WILLIAMS ENERGY COMPANY, LLC, a Delaware limited liability company (“GWEC”), WYNNEWOOD REFINING COMPANY, LLC, a Delaware limited liability company (“WRC” and, together with the Company, Refining LLC, Pipeline LLC, Transportation LLC, Terminal LLC and GWEC, the “Borrowers”), COFFEYVILLE FINANCE, INC., a Delaware corporation (“FinCo”), CVR GP, LLC, a Delaware limited liability company (“GP” and, together with FinCo, the “Subsidiary Guarantors”), the lenders party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, the Holding Companies, the Company, the other Borrowers, the Subsidiary Guarantors, the Lenders, the Administrative Agent and certain other entities are parties to a Credit Agreement, dated as of February 22, 2011 (as modified through, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions set forth herein, the Holding Companies, the Company, the other Borrowers, the Subsidiary Guarantors, and the undersigned Lenders have agreed to amend the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed:

PART I.	Amendments.

1. The definition of “Change of Control” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the text “,other than one or more of the Permitted Holders,” immediately before the text “shall have acquired” appearing in clause (i) of such definition, (ii) inserting the text “or by one or more of the Permitted Holders” immediately after the text “or nomination for election was previously approved by a majority of such directors” appearing at the end of clause (iv) of such definition, and (iii) inserting the text “other than in connection with any acquisition by one or more Permitted Holders,” immediately before the text “a “change of control” (or similarly defined event)” appearing at the beginning of clause (v) of such definition.

2. Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

“Permitted Holders” shall mean Carl Icahn and any other Related Party.

“Related Parties” shall mean (1) Carl Icahn, any spouse of Carl Icahn and any child, stepchild, sibling or descendant of Carl Icahn, (2) the estate of Carl Icahn or the estate of any other person under preceding clause (1), (3) any person who receives a beneficial interest in the Parent from any estate under preceding clause (2) to the extent of such interest, (4) any executor, personal administrator or trustee who holds such beneficial interest in the Parent for the benefit of, or as fiduciary for, any person under preceding clause (1), (2) or (3) to the extent of such interest, (5) any corporation, partnership, limited liability company, trust, or similar entity, directly or indirectly owned or controlled by Carl Icahn or any other person or persons identified in preceding clause (1) or (2). For purposes of clause (5) of the immediately preceding sentence, and for the avoidance of doubt, in addition to any other Person or Persons that may be considered to possess control, (x) a partnership shall be considered controlled by a general partner or managing general partner thereof, (y) a limited liability company shall be considered controlled by a managing member of such limited liability company and (z) a trust or estate shall be considered controlled by any trustee, executor, personal representative, administrator or any other Person or Persons having authority over the control, management or disposition of the income and assets therefrom.

3. The text of Section 9.01(a) of the Credit Agreement is hereby amended by (i) deleting the text “Within 30 days after the end of each fiscal month (other than each fiscal month ending March 31st, June 30th, September 30th and December 31st) of the Company (commencing with the fiscal month ending January 31, 2011),” appearing therein and (ii) inserting the text “Within 30 days after the end of any fiscal month (other than a fiscal month ending March 31st, June 30th, September 30th or December 31st) of the Company in which Excess Availability on any date in such fiscal month is less than 25.0% of Availability,” in lieu thereof.

4. Section 10.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (p) thereof, (ii) deleting the period appearing at the end of clause (q) thereof and inserting “;and” in lieu thereof and (iii) inserting the following new clause (r) immediately following such clause (q): “(r) the Company and its Subsidiaries may dispose of property (other than ABL Priority Collateral) to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property that is promptly thereafter purchased or (ii) the proceeds of such disposition are promptly applied to the purchase price of similar replacement property.”

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PART II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this First Amendment, each of the Holding Companies, the Company, the other Borrowers and the Subsidiary Guarantors hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined herein), both immediately before and after giving effect to this First Amendment, and (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date, both immediately before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood and agreed that (i) any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date and (ii) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects).

2. The Credit Agreement is modified only by the express provisions of this First Amendment and this First Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when:

(i) the Holding Companies, the Company, the other Borrowers, the Subsidiary Guarantors and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: Robert Huza (facsimile number: 212-354-8113 / email: robert.huza@whitecase.com);

(ii) Carl Icahn and his majority and controlled Affiliates shall have acquired at least 35.0% of the Equity Interests of Parent having the right to vote for the election of members of the Board of Directors of Parent;

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(iii) the Administrative Agent shall have received from the Borrower, on behalf of each Lender which has executed and submitted to the Administrative Agent a counterpart of its signature page hereto at or prior to 5:00 p.m. (New York time), on May 4, 2012, an amendment fee equal to 0.15% of the amount of the Revolving Loan Commitment of such Lender as of such date; and

(iv) the Borrower shall have paid the outstanding fees and expenses of the Administrative Agent and its affiliates (including the reasonable fees and expenses of White & Case LLP) in connection with the First Amendment and the Credit Agreement.

6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

COFFEYVILLE RESOURCES, LLC

By:	/s/ Frank A. Pici
Name: Frank A. Pici
Title: Chief Financial Officer

COFFEYVILLE PIPELINE, INC.

By:	/s/ Frank A. Pici
Name: Frank A. Pici
Title: Chief Financial Officer

COFFEYVILLE REFINING & MARKETING, INC.

By:	/s/ Frank A. Pici
Name: Frank A. Pici
Title: Chief Financial Officer

COFFEYVILLE NITROGEN FERTILIZERS, INC.

By:	/s/ Frank A. Pici
Name: Frank A. Pici
Title: Chief Financial Officer

COFFEYVILLE CRUDE TRANSPORTATION, INC.

By:	/s/ Frank A. Pici
Name: Frank A. Pici
Title: Chief Financial Officer

signature page to First Amendment to Credit Agreement

COFFEYVILLE TERMINAL, INC.

By:	/s/ Frank A. Pici
Name: Frank A. Pici
Title: Chief Financial Officer

CL JV HOLDINGS, LLC

By:	/s/ Frank A. Pici
Name: Frank A. Pici
Title: Chief Financial Officer

COFFEYVILLE RESOURCES PIPELINE, LLC

By:	/s/ Frank A. Pici
Name: Frank A. Pici
Title: Chief Financial Officer

COFFEYVILLE RESOURCES REFINING & MARKETING, LLC

By:	/s/ Frank A. Pici
Name: Frank A. Pici
Title: Chief Financial Officer

COFFEYVILLE RESOURCES CRUDE TRANSPORTATION, LLC

By:	/s/ Frank A. Pici
Name: Frank A. Pici
Title: Chief Financial Officer

Signature page to First Amendment to Credit Agreement

COFFEYVILLE RESOURCES TERMINAL, LLC

By:	/s/ Frank A. Pici
Name: Frank A. Pici
Title: Chief Financial Officer

GARY-WILLIAMS ENERGY COMPANY, LLC

By:	/s/ Frank A. Pici
Name: Frank A. Pici
Title: Chief Financial Officer

WYNNEWOOD REFINING COMPANY, LLC

By:	/s/ Frank A. Pici
Name: Frank A. Pici
Title: Chief Financial Officer

COFFEYVILLE FINANCE, INC.

By:	/s/ Frank A. Pici
Name: Frank A. Pici
Title: Chief Financial Officer

CVR GP, LLC

By:	/s/ Frank A. Pici
Name: Frank A. Pici
Title: Chief Financial Officer

Signature page to First Amendment to Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

By:	/s/ Stephen R. Lapidus
Name: Stephen R. Lapidus
Title: Director

By:	/s/ Frank Fazio
Name: Frank Fazio
Title: Managing Director

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE HOLDING COMPANIES, THE COMPANY, THE OTHER BORROWERS, THE SUBSIDIARY GUARANTORS, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

JPMorgan Chase Bank, N.A.

By:	/s/ J. Devin Mock
Name: J. Devin Mock
Title: Authorized Officer

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE HOLDING COMPANIES, THE COMPANY, THE OTHER BORROWERS, THE SUBSIDIARY GUARANTORS, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Wells Fargo Capital Finance, LLC

By:	/s/ Matt Harbour
Name: Matt Harbour
Title: Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE HOLDING COMPANIES, THE COMPANY, THE OTHER BORROWERS, THE SUBSIDIARY GUARANTORS, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

SunTrust Bank

By:	/s/ Christopher M. Waterstreet
Name: Christopher M. Waterstreet
Title: Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE HOLDING COMPANIES, THE COMPANY, THE OTHER BORROWERS, THE SUBSIDIARY GUARANTORS, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Brian D. Williams
Name: Brian D. Williams
Title: Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE HOLDING COMPANIES, THE COMPANY, THE OTHER BORROWERS, THE SUBSIDIARY GUARANTORS, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

PNC Bank, National Association

By:	/s/ Jeffrey Marchetti
Name: Jeffrey Marchetti
Title: Officer

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE HOLDING COMPANIES, THE COMPANY, THE OTHER BORROWERS, THE SUBSIDIARY GUARANTORS, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

BARCLAYS BANK PLC

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE HOLDING COMPANIES, THE COMPANY, THE OTHER BORROWERS, THE SUBSIDIARY GUARANTORS, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Amegy Bank, National Association

By:	/s/ William B. Robinson
Name: William B. Robinson
Title: Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE HOLDING COMPANIES, THE COMPANY, THE OTHER BORROWERS, THE SUBSIDIARY GUARANTORS, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Fifth Third Bank

By:	/s/ Kirk Wolverton
Name: Kirk Wolverton
Title: Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE HOLDING COMPANIES, THE COMPANY, THE OTHER BORROWERS, THE SUBSIDIARY GUARANTORS, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Capital One, National Association

By:	/s/ Matthew L. Molero
Name: Matthey L. Molero
Title: Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE HOLDING COMPANIES, THE COMPANY, THE OTHER BORROWERS, THE SUBSIDIARY GUARANTORS, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

COMERICA BANK

By:	/s/ L.J. Perenyi
Name: L.J. Perenyi
Title: Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE HOLDING COMPANIES, THE COMPANY, THE OTHER BORROWERS, THE SUBSIDIARY GUARANTORS, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Flagstar Bank, FSB

By:	/s/ Willard D. Dickerson, Jr.
Name: Willard D. Dickerson, Jr.
Title: Senior Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE HOLDING COMPANIES, THE COMPANY, THE OTHER BORROWERS, THE SUBSIDIARY GUARANTORS, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

CITY NATIONAL BANK, a national banking association:

By:	/s/ Brent Phillips
Name: Brent Phillips
Title: Vice President

Signature page to First Amendment to Credit Agreement